                                                                    EXHIBIT 99.5

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                                   Pro Forma
                                                                   Historical   Adjustments (a)   Pro Forma
                                                                   ----------   ---------------   ---------
Total revenue...................................................    $395,840       $(34,555)(b)    $361,285
                                                                    --------       ---------       --------
Operating costs and expenses:
   Cost of sales................................................     343,687        (29,411)(c)     314,276
   Selling, general and administrative expenses.................      36,540         (2,836)         33,704
   Environmental expense recoveries.............................        (750)            --            (750)
                                                                    --------       --------        --------
   Total operating costs and expenses ..........................     379,477        (32,247)        347,230
                                                                    --------       --------        --------
   Operating income.............................................      16,363         (2,308)         14,055

Other income (expense):
   Other income, net............................................       5,491           (100)          5,391
   Interest expense, net........................................     (17,281)           (67)        (17,348)
                                                                    --------       --------        --------
   Income before income tax provision and minority interest ....       4,573         (2,475)          2,098
Income tax provision ...........................................       5,162           (886)          4,276
                                                                    --------       --------        --------
    Loss before minority interest ..............................        (589)        (1,589)         (2,178)
Minority interest ..............................................           7            (21)            (14)
                                                                    --------       --------        --------
   Net loss ....................................................    $   (582)      $ (1,610)       $ (2,192)
                                                                    ========       ========        ========

----------
(a) Reflects the activity of MeSA.

(b) Reflects the following:

     Total revenue of MeSA................................................................................   $(36,266)
     Adjustment of intergroup activity between MeSA and the companies retained by Metallurg Holdings......      1,711
                                                                                                             --------
                                                                                                             $(34,555)
                                                                                                             ========

(c) Reflects the following:

     Total cost of sales of MeSA..........................................................................   $(31,122)
     Adjustment of intergroup activity between MeSA and the companies retained by Metallurg Holdings......      1,711
                                                                                                             --------
                                                                                                             $(29,411)
                                                                                                             ========